Exhibit 99.1

Media Contact:	Bunge News Bureau Bunge 636-292-3022 news@bunge.com
Investor Contact:	Ruth Ann Wisener Bunge 636-292-3014 Ruthann.wisener@bunge.com

Bunge Limited Finance Corp. Commences Exchange Offers and Consent Solicitations

ST. LOUIS – September 9, 2024 – Bunge Global SA (NYSE: BG) (“Bunge”), today announced that in connection with its pending acquisition (the “Business Combination”) of Viterra Limited (“Viterra”), Bunge’s wholly-owned subsidiary, Bunge Limited Finance Corp. (“BLFC”) has commenced offers to exchange (each an “Exchange Offer” and, collectively the “Exchange Offers”) any and all outstanding 2.000% Notes due 2026 (the “Existing Viterra 2026 Notes”), 4.900% Notes due 2027 (the “Existing Viterra 2027 Notes”), 3.200% Notes due 2031 (the “Existing Viterra 2031 Notes”), and 5.250% Notes due 2032 (the “Existing Viterra 2032 Notes”), each series as issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra and Viterra B.V., for (1) up to $1,950,000,000 aggregate principal amount of new notes to be issued by BLFC and guaranteed by Bunge (the “New Bunge Notes”), and (2) cash, as set forth in the table below.

The following table sets forth the Exchange Consideration, Consent Payment, Early Tender Payment and Total Exchange Consideration for Existing Viterra Notes (as defined below) for which the New Bunge Notes are being offered:

				Consent Payment(1)(2)	Exchange Consideration(1)(2)(3)	Early Tender Payment (1)(2)(3)	Total Exchange Consideration(1)(2)(3)(4)
Title of Series of Existing Viterra Notes	CUSIP Number of Existing Viterra Notes	Maturity Date	Aggregate Principal Amount Outstanding	Cash	New Bunge Notes (Principal Amount)	New Bunge Notes (Principal Amount)	New Bunge Notes (Principal Amount)	Cash
2.000% Notes due 2026	144A CUSIP: 92852LAA7 Reg S CUSIP: N9354LAA9	April 21, 2026	$600,000,000	$1.00	$970	$30	$1,000	$1.00
4.900% Notes due 2027	144A CUSIP: 92852LAC3 Reg S CUSIP: N9354LAE1	April 21, 2027	$450,000,000	$1.00	$970	$30	$1,000	$1.00
3.200% Notes due 2031	144A CUSIP: 92852LAB5 Reg S CUSIP: N9354LAB7	April 21, 2031	$600,000,000	$1.00	$970	$30	$1,000	$1.00
5.250% Notes due 2032	144A CUSIP: 92852LAD1 Reg S CUSIP: N9354LAF8	April 21, 2032	$300,000,000	$1.00	$970	$30	$1,000	$1.00

(1)     For each $1,000 principal amount of Existing Viterra Notes accepted for exchange.

(2)     The Consent Payment and the Early Tender Payment will be paid to Eligible Holders (as defined herein) on the settlement date. In order to be eligible to receive the Consent Payment, Eligible Holders of Existing Viterra Notes must, at or prior to the Early Tender Date (as defined herein), validly deliver and not validly revoke their related consents, even if such person is no longer the beneficial owner of such Existing Viterra Notes on the Expiration Date (as defined herein).

(3)     The New Bunge Notes will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Existing Viterra Notes accepted in the Exchange Offers. If, at the Early Tender Date, Majority Noteholder Consents (as defined herein) have been received, then the Exchange Consideration for each $1,000 principal amount of Existing Viterra Notes tendered after the Early Tender Date and not validly withdrawn at or prior to the Expiration Date will equal $1,000 principal amount of the applicable series of the New Bunge Notes.

(4)     Includes the Consent Payment and the Early Tender Payment.

In conjunction with the Exchange Offers, BLFC is also soliciting consents, on behalf of VFBV (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”), from Eligible Holders of the (i) Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes to amend the VFBV base indenture dated April 21, 2021, governing the Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes (the “Existing Viterra 2026 and 2031 Notes Indenture”); and (ii) Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes to amend the VFBV base indenture dated April 21, 2022, governing the Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes (the “Existing Viterra 2027 and 2032 Notes Indenture”, and with the Existing Viterra 2026 and 2031 Notes Indenture, each an “Existing Viterra Indenture” and collectively, the “Existing Viterra Indentures”), to eliminate certain of the covenants, restrictive provisions, events of default and guarantee provisions from such Existing Viterra Indenture (with respect to the corresponding Existing Viterra Indenture for that series and, together, as the context requires, the “Proposed Amendments”).

Eligible Holders who (i) validly tender their Existing Viterra Notes at or prior to 5:00 p.m., New York City time, on September 20, 2024, unless extended (the “Early Tender Date”), (ii) validly deliver their related consent in the applicable Consent Solicitation at or prior to the Early Tender Date, and (iii) beneficially own such Existing Viterra Notes at the Expiration Date, will be eligible to receive the applicable Total Exchange Consideration as set forth in the table above, which includes the applicable Early Tender Payment and Consent Payment as set forth in the table, for all such Existing Viterra Notes that are accepted.

Eligible Holders who (i) validly tender their Existing Viterra Notes after the Early Tender Date and prior to 5:00 p.m., New York City time, on October 7, 2024, unless extended (the “Expiration Date”), (ii) validly deliver their related consents in the applicable Consent Solicitation after the Early Tender Date and prior to the Expiration Date, and (iii) beneficially own such Existing Viterra Notes at the Expiration Date, will be eligible to receive (A) $970 principal amount of the applicable series of New Bunge Notes if consents sufficient to effect the Proposed Amendments are not received by the Early Tender Date or (B) if, at the Early Tender Date, consents sufficient to effect the Proposed Amendments have been received, $1,000 principal amount of such series of New Bunge Notes ((i) and (ii), as applicable, the “Exchange Consideration”).

The settlement date will be promptly after the Expiration Date and is expected to be within two business days after the Expiration Date. To the extent the consummation of the Business Combination is not anticipated to occur on or before the then-anticipated settlement date, for any reason, BLFC anticipates extending the Expiration Date until such time that the Business Combination may be consummated on or before the settlement date. During any extension of the Expiration Date, all Existing Viterra Notes previously tendered (and not validly withdrawn) in an extended Exchange Offer will remain subject to such Exchange Offer and may be accepted for exchange by BLFC.

Each New Bunge Note issued in the Exchange Offers for a validly tendered Existing Viterra Note will have an interest rate and maturity date that is identical to the interest rate and maturity date of the tendered Existing Viterra Note, as well as identical interest payment dates and optional redemption prices. The New Bunge Notes will be guaranteed by Bunge and will be general unsecured senior obligations of BLFC and will rank equally in right of payment with all of BLFC’s other unsecured senior indebtedness.

The New Bunge Notes will only be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No tender of Existing Viterra Notes will be accepted if it results in the issuance of less than the minimum authorized denomination principal amount of New Bunge Notes. If, pursuant to the Exchange Offers, a tendering Eligible Holder would otherwise be entitled to receive a principal amount of New Bunge Notes that is not equal to the minimum authorized denomination or an integral multiple of $1,000 in excess thereof, such principal amount will be rounded down to the minimum authorized denomination or the nearest integral multiple of $1,000 in excess thereof, and such Eligible Holder will receive pursuant to the Exchange Offers this rounded principal amount of New Bunge Notes plus (a) cash equal to the principal amount of New Bunge Notes not received as a result of rounding down, and (b) cash equal to the accrued and unpaid interest on the Existing Viterra Notes that are validly tendered and not validly withdrawn, but are not exchanged for New Bunge Notes as a result of rounding down.

Because each Exchange Offer and Consent Solicitation is subject to the satisfaction of certain conditions, including among other things, the consummation of the Acquisition, Eligible Holders of Existing Viterra Notes will not receive the Exchange Consideration or the Total Exchange Consideration, as applicable, unless the Business Combination is consummated. The parties’ obligations to complete the Business Combination are conditioned upon (i) the receipt of antitrust approvals and (ii) certain other customary closing conditions. The consummation of the Business Combination is not subject to the completion of the Exchange Offers or Consent Solicitations or a financing condition.

Eligible Holders may not deliver a consent in the Consent Solicitations without tendering Existing Viterra Notes in the applicable Exchange Offer. If an Eligible Holder tenders Existing Viterra Notes in an Exchange Offer, such Eligible Holder will be deemed to deliver its consent, with respect to the principal amount of such tendered Existing Viterra Notes, to the corresponding Proposed Amendments. Tenders of Existing Viterra Notes may be withdrawn at any time prior to the Expiration Date; however the related consent delivered by such Eligible Holder may not be withdrawn after the earlier of (i) 5:00 p.m., New York City time, on the Early Tender Date and (ii) the date the applicable supplemental indenture to the applicable Existing Viterra Indenture (as defined herein) implementing the Proposed Amendments to the applicable Existing Viterra Notes indenture is executed (the earlier of (i) and (ii), the “Consent Revocation Deadline”). An Eligible Holder that validly tenders Existing Viterra Notes and validly delivers (and does not validly revoke) a consent prior to the Early Tender Date, but withdraws such Existing Viterra Notes after the Early Tender Date but prior to the Expiration Date, will receive the Consent Payment, even if such Eligible Holder is no longer the beneficial owner of such Existing Viterra Notes at the Expiration Date. BLFC may complete the Exchange Offers even if valid consents sufficient to effect the Proposed Amendments to the applicable Existing Viterra Indenture are not received.

BLFC is making the Exchange Offers and Consent Solicitations pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated September 9, 2024 (the “Statement”). The Statement and other documents relating to the Exchange Offers and Consent Solicitations will only be distributed to holders of Existing Viterra Notes who complete and return a letter of eligibility certifying that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Securities Act”) or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act and who are “non-U.S. qualified offerees” (as defined in the Statement) and who are not located in Canada are authorized to receive and review this offering memorandum and consent solicitation statement (such persons, “Eligible Holders”). Eligible Holders of Existing Viterra Notes who desire to obtain and complete the letter of eligibility and obtain copies of the Statement should call D.F. King & Co., Inc. (the “Information & Exchange Agent”) at (800) 967-5074 (toll-free) or (212) 269-5550 (collect for banks and brokers).

Among other risks described in the Statement, the Exchange Offers and Consent Solicitations are expected to result in reduced liquidity for the Existing Viterra Notes that are not exchanged and, if adopted, the Proposed Amendments to the Existing Viterra Indentures will reduce protection to remaining holders of Existing Viterra Notes. Eligible Holders should refer to the Statement for more details on the risks related to the Exchange Offers and Consent Solicitations.

BLFC has engaged BofA Securities, Inc. and J.P. Morgan Securities LLC as Lead Dealer Managers and Solicitation Agents, and SMBC Nikko Securities America, Inc. as Co-Dealer Manager and Solicitation Agent for the Exchange Offers and Consent Solicitations. Please direct questions regarding the Exchange Offers and Consent Solicitations to BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 387-3907 (collect for banks and brokers) or J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect for banks and brokers).

The New Bunge Notes have not been registered under the Securities Act or any state or foreign securities laws, and they may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state and foreign securities laws.

About Bunge

At Bunge (NYSE: BG), our purpose is to connect farmers to consumers to deliver essential food, feed and fuel to the world. With more than two centuries of experience, unmatched global scale and deeply rooted relationships, we work to strengthen global food security, increase sustainability where we operate, and help communities prosper. As a world leader in oilseed processing and a leading producer and supplier of specialty plant-based oils and fats, we value our partnerships with farmers to bring quality products from where they’re grown to where they’re consumed. At the same time, we collaborate with our customers to develop tailored and innovative solutions to meet evolving dietary needs and trends in every part of the world. Our Company has its registered office in Geneva, Switzerland and its corporate headquarters in St. Louis, Missouri. We have approximately 23,000 dedicated employees working across approximately 300 facilities located in more than 40 countries.

Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements to encourage companies to provide prospective information to investors. This press release includes forward looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. Forward looking statements include all statements that are not historical in nature. We have tried to identify these forward looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward looking statements. The following factors, among others, could cause actual results to differ from these forward looking statements: the impact on our employees, operations, and facilities from the war in Ukraine and the resulting economic and other sanctions imposed on Russia, including the impact on us resulting from the continuation and/or escalation of the war and sanctions against Russia; the effect of weather conditions and the impact of crop and animal disease on our business; the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; changes in government policies and laws affecting our business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation; the impact of seasonality; the impact of government policies and regulations; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances, including without limitation Bunge’s pending business combination with Viterra Limited (“Viterra”); the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that we sell and use in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effectiveness of our capital allocation plans, funding needs and financing sources; the effectiveness of our risk management strategies; operational risks, including industrial accidents, natural disasters, pandemics or epidemics and cybersecurity incidents; changes in foreign exchange policy or rates; the impact of our dependence on third parties; our ability to attract and retain executive management and key personnel; and other factors affecting our business generally.

The forward looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward looking statements to reflect subsequent events or circumstances.

You should refer to “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024 and “Part II — Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on August 1, 2024, for a more detailed discussion of these factors.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the Exchange Offers and Consent Solicitations, the Exchange Offers and Consent Solicitations are being made solely pursuant to the Statement and only to such persons and in such jurisdictions as is permitted under applicable law.